Supplement dated May 8, 2024, to the Statutory Prospectus and Updating Summary Prospectus dated May 1,
2024, for the Schwab Retirement Income Variable Annuity individual flexible premium annuity contracts issued by Pacific Life Insurance Company and Pacific Life & Annuity Company

The purpose of this supplement is to update certain changes to fees, expenses, examples, and underlying fund information. This supplement must be preceded or accompanied by the Statutory Prospectus or Updating Summary Prospectus, as applicable, (collectively, the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in Schwab Retirement Income Variable Annuity Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or (800) 748-6907 for New York contracts, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective May 1, 2024, the ANNUAL FEES table under IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT will be deleted and replaced with the following:

ANNUAL FEES	MINIMUM	MAXIMUM
1. Base Contract	0.60%[1]	0.60%[1]
2. Investment Options (Fund fees and expenses)	0.55%[2]	0.57%[2]
3. Optional Benefits (for a single optional benefit, if elected)	0.20%[3]	1.60%[3]

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.
Lowest Annual Cost: $1,062.88	Highest Annual Cost: $2,592.16

1 As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.

2 As a percentage of Fund assets.

3 As a percentage of the Protected Payment Base (living benefit) or average daily Variable Account Value (optional death benefits).

Effective May 1, 2024, the Minimum and Maximum operating expense under Annual Fund Expenses and associated Examples will be deleted and replaced with the following:

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.55%	0.57%

Examples

•	If you surrendered or annuitized your Contract at the end of the applicable time period, or left your money in your Contract:

1 Year	3 Years	5 Years	10 Years
$3,942	$12,442	$21,747	$48,435

Effective May 1, 2024, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT section will be deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses
Schwab VIT Balanced Portfolio; Charles Schwab Investment Management, Inc.	0.57%
Schwab VIT Balanced with Growth Portfolio; Charles Schwab Investment Management, Inc.	0.55%

Form No.	SRIVASUP0524

NYSRIVSUP0524